UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2020

BENCHMARK ELECTRONICS, INC.
(Exact name of registrant as specified

in its charter)

Texas
(State or other jurisdiction
of incorporation)
1-10560
(Commission
File Number)
74-2211011
(I.R.S. Employer
Identification No.)

56 South Rockford Drive
,
Tempe
,
Arizona

85281
(Address of Principal Executive

Offices)

(Zip Code)

Registrant’s telephone number,

including area code:

(
623
)
300-7000

Not Applicable
(Former

name or

former

address,

if changed

since

last report)

Check the appropriate box below

if the Form 8-K filing is intended

to simultaneously satisfy

the filing obligation of the
registrant under any of the following

provisions (see General Instruction

A.2. below):

☐

Written communications pursuant to Rule 425

under the Securities Act

(17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12

under the Exchange Act (17 CFR

240.14a-12)

☐

Pre-commencement communications pursuant

to Rule 14d-2(b) under the

Exchange Act (17 CFR

240.14d-2(b))

☐

Pre-commencement

communications pursuant to

Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Securities

registered

pursuant

to Section

12(b) of the

Act:

Title of each class Trading Symbol
Name of each exchange

on which registered
Common Stock, par value $0.10 per share
BHE
New York Stock Exchange
, Inc.

Indicate by check mark whether

the registrant is an emerging

growth company as defined in Rule

405 of the Securities
Act of 1933 (§230.405 of this

chapter) or Rule 12b-2 of the Securities

Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check

mark if the registrant has

elected not to use the extended

transition
period for complying with any new

or revised financial accounting

standards provided pursuant to

Section 13(a) of the
Exchange Act.
☐

Item 2.02.

Results of Operations and

Financial Condition.

On October 28, 2020, Benchmark Electronics,

Inc. (the “Company”) issued a press

release announcing its

results of
operations for the quarter ended September

30, 2020.

A copy of the press release and

accompanying investor
presentation are attached hereto as

Exhibits 99.1 and 99.2, respectively, and incorporated

by reference herein.

The
information disclosed under this

Item 2.02, including Exhibits

99.1 and 99.2 hereto, shall not be deemed

“filed” for
purposes of Section 18 of the Securities

Exchange Act of 1934,

as amended (the “Exchange Act”),

or deemed
incorporated by reference in any filing

under the Securities Act of 1933,

as amended, or the Exchange Act,

except as
shall be expressly set forth by specific

reference in such a filing.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit
No.
Description
99.1

Press release, dated October 28, 2020

99.2

Investor presentation, dated October 28, 2020

104
Cover Page Interactive Data File

(embedded within the Inline XBRL

document)

SIGNATURES

Pursuant to the requirements of

the Securities Exchange Act of 1934,

the registrant has duly caused this

report to be
signed on its behalf by the undersigned

hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Date: October 28, 2020 By: /s/ Stephen J. Beaver

Stephen J. Beaver, Esq.

Vice President General Counsel